                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 3, 2004
                            ------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND

     The Annual Meeting of Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Monday, May 3, 2004 at 11:30 a.m., California time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 5, 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           Anne S. Kochevar, Secretary

Pasadena, California
March 31, 2004

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the first annual meeting of shareholders of the Fund, to be held on May 3, 2004 at 11:30 a.m., California time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders will be asked to consider the election of two Trustees to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 1, 2004.

     The Board of Trustees has fixed the close of business on March 5, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 29,060,422 common shares of beneficial interest, no par value ("Common Shares"), and 8,200 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of the close of business on March 5, 2004, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 29,035,358 Common Shares (representing approximately 99.9% of the outstanding Common Shares) and all 8,200 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund as of the close of business on March 5, 2004 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Holders of the Preferred Shares ("Preferred Shareholders") and holders of Common Shares ("Common Shareholders") will vote separately by class at the Annual Meeting on the election of Trustees. Common Shareholders and Preferred Shareholders will vote as a single class on any other matter properly brought before the Annual Meeting (except as otherwise required by the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws and applicable law). Thirty percent (30%) of the Common Shares of the Fund entitled to vote at the Annual Meeting and thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund, who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. ("GS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay GS a fee that is not expected to exceed $2,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of GS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     Randolph L. Kohn, Gregory B. McShea and Anne S. Kochevar, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Kohn and McShea and Ms. Kochevar are each officers of the Fund, and Mr. Kohn is also a Trustee of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the election of Trustees, except where a different vote is required by any provision of law or the Fund's Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                    PROPOSAL

                              ELECTION OF TRUSTEES

     The Annual Meeting will constitute the first annual meeting of shareholders of the Fund. In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose initial term will expire at the Annual Meeting; Class II, whose initial term will expire at the Fund's 2005 annual meeting of shareholders; and Class III, whose initial term will expire at the Fund's 2006 annual meeting of shareholders. At each annual meeting beginning with the Annual Meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE                                             CLASS    EXPIRATION OF TERM IF ELECTED*
-------                                            -------   ------------------------------
Nicholas Dalmaso.................................  Class I        2007 Annual Meeting
Michael Larson...................................  Class I        2007 Annual Meeting

---------------

* A Trustee shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of Messrs. Dalmaso and Larson. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and nominees is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address listed above. Of the individuals listed below, only Messrs. Dalmaso and Larson are nominees for election at the Annual Meeting. Mr. Dalmaso currently serves as a Trustee.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND                         SHARES
                                                                                          COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                     OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING THE  BY TRUSTEE   HELD BY TRUSTEE   MARCH 19,
NAME AND AGE           HELD WITH FUND   TIME SERVED              PAST 5 YEARS            OR NOMINEE     OR NOMINEE         2004
------------           --------------  --------------  --------------------------------  ----------   ---------------  ------------
Peter Erichsen         Trustee and     Term expires    Vice President, General Counsel       2                               250
Age: 47                Chairman of     in 2005;        and Secretary of the J. Paul
                       the Trustees    served since    Getty Trust (2001- present);
                       (1)(2)          August 2003     Governor of the Philadelphia
                                                       Stock Exchange (1999-present);
                                                       Chairman of the Philadelphia
                                                       Stock Exchange's Audit Committee
                                                       (1999-present). Formerly: Vice
                                                       President and General Counsel of
                                                       the University of Pennsylvania
                                                       (1997-2001).
Michael Larson         N/A (Nominee)   N/A(3)          Chief Investment Officer for          --       Pan American            --
Age: 44                                                William H. Gates III (1994-                    Silver Corp.
                                                       present). Formerly: Senior                     (silver mining,
                                                       Partner, Fixed Income for Harris               development and
                                                       Investment Management, 1993;                   exploration
                                                       Chief Fixed Income Officer,                    company)
                                                       Commonwealth Investment Counsel,               (1999-present)
                                                       1992; Senior Portfolio Manager,
                                                       Putnam Management Company, 1989
                                                       to 1992; Director, ARCO
                                                       Investment Management Company,
                                                       1980-1989.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND                         SHARES
                                                                                          COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                     OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING THE  BY TRUSTEE   HELD BY TRUSTEE   MARCH 19,
NAME AND AGE           HELD WITH FUND   TIME SERVED              PAST 5 YEARS            OR NOMINEE     OR NOMINEE         2004
------------           --------------  --------------  --------------------------------  ----------   ---------------  ------------
Ronald A. Nyberg       Trustee         Term expires    Founding partner of Nyberg &          2        Trustee of             500
Age: 50                (1)(2)          in 2005;        Gustafson, a law firm                          MBIA/ Claymore
                                       served since    specializing in corporate law,                 Managed
                                       August 2003     estate planning and business                   Duration
                                                       transactions (2000-present).                   Investment
                                                       Formerly: Executive Vice                       Grade Municipal
                                                       President, General Counsel and                 Fund (2003-
                                                       Corporate Secretary of Van                     present);
                                                       Kampen Investments, an                         Trustee of
                                                       investment advisory firm                       Advent Claymore
                                                       (1982-1999).                                   Convertible
                                                                                                      Securities &
                                                                                                      Income Fund
                                                                                                      (2003-present);
                                                                                                      Trustee of
                                                                                                      Dreman/Claymore
                                                                                                      Dividend &
                                                                                                      Income Fund
                                                                                                      (2003-present).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND                         SHARES
                                                                                          COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                     OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING THE  BY TRUSTEE   HELD BY TRUSTEE   MARCH 19,
NAME AND AGE           HELD WITH FUND   TIME SERVED              PAST 5 YEARS            OR NOMINEE     OR NOMINEE         2004
------------           --------------  --------------  --------------------------------  ----------   ---------------  ------------
Ronald E. Toupin, Jr.  Trustee         Term expires    Formerly: Vice President,             2        Trustee of              --
Age: 45                (1)(2)          in 2006;        Manager and Portfolio Manager of               MBIA/Claymore
                                       served since    Nuveen Asset Management, an                    Managed
                                       August 2003     investment advisory firm                       Duration
                                                       (1998-1999), Vice President and                Investment
                                                       Portfolio Manager of Nuveen                    Grade Municipal
                                                       Investment Advisory Corporation,               Fund (2003-
                                                       an investment advisory firm                    present);
                                                       (1992-1999), Vice President and                Trustee of
                                                       Manager of Nuveen Unit                         Advent Claymore
                                                       Investment Trusts (1991-1998)                  Convertible
                                                       and Assistant Vice President and               Securities &
                                                       Portfolio Manager of Nuveen Unit               Income Fund
                                                       Trusts (1988-1990), each of John               (2003-present);
                                                       Nuveen & Company, Inc.                         Trustee of
                                                       (1982-1999).                                   Dreman/Claymore
                                                                                                      Dividend &
                                                                                                      Income Fund
                                                                                                      (2003-present).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND                         SHARES
                                                                                          COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                     OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING THE  BY TRUSTEE   HELD BY TRUSTEE   MARCH 19,
NAME AND AGE           HELD WITH FUND   TIME SERVED              PAST 5 YEARS            OR NOMINEE     OR NOMINEE         2004
------------           --------------  --------------  --------------------------------  ----------   ---------------  ------------
                                                        Interested Trustees

Nicholas Dalmaso       Trustee and     Term expires    Senior Managing Director and          2        Director of             --
Age: 39                Nominee         at the Annual   General Counsel of Claymore                    Flaherty &
(4)                                    Meeting;        Securities, Inc. (2001-present)                Crumrine/Claymore
                                       served since    and Claymore Advisors, LLC                     Preferred
                                       August 2003     (2003-present); Vice President                 Securities
                                                       and Assistant Secretary of                     Income Fund,
                                                       Flaherty & Crumrine/Claymore                   Inc.
                                                       Preferred Securities Income                    (2002-present)
                                                       Fund, Inc. (2002-present) and                  and Flaherty &
                                                       Flaherty & Crumrine/Claymore                   Crumrine/Claymore
                                                       Total Return Fund, Inc. (2003-                 Total Return
                                                       present); Manager of Claymore                  Fund, Inc.
                                                       Fund Management Company LLC                    (2003-present);
                                                       (2002-present); Vice President                 Trustee of
                                                       of Boyar Value Fund (2003-                     Advent Claymore
                                                       present). Formerly: Assistant                  Convertible
                                                       General Counsel of John Nuveen                 Securities &
                                                       and Company, Inc. (1999-2001);                 Income Fund
                                                       Vice President and Associate                   (2003-present),
                                                       General Counsel of Van Kampen                  Dreman/Claymore
                                                       Investments (1992-1999).                       Dividend &
                                                                                                      Income Fund
                                                                                                      (2003-present),
                                                                                                      MBIA/Claymore
                                                                                                      Managed
                                                                                                      Duration
                                                                                                      Investment
                                                                                                      Grade Municipal
                                                                                                      Fund
                                                                                                      (2003-present)
                                                                                                      and
                                                                                                      TS&W/Claymore
                                                                                                      Tax Advantaged
                                                                                                      Balanced Fund
                                                                                                      (2004-present).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND                         SHARES
                                                                                          COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                     OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING THE  BY TRUSTEE   HELD BY TRUSTEE   MARCH 19,
NAME AND AGE           HELD WITH FUND   TIME SERVED              PAST 5 YEARS            OR NOMINEE     OR NOMINEE         2004
------------           --------------  --------------  --------------------------------  ----------   ---------------  ------------
Randolph L. Kohn       Trustee and     Term expires    President, Western Asset/             2                                --
Age: 57                President       in 2006;        Claymore U.S. Treasury Inflation
(5)                                    served since    Protected Securities Fund 2
                                       August 2003     (2004-present), a closed-end
                                                       fund. Formerly: Director, Global
                                                       Client Services and Marketing,
                                                       Western Asset Management Company
                                                       (1984-2002); Director
                                                       (1996-2001) and Chairman
                                                       (2000-2001), Arroyo Seco, Inc.;
                                                       Director of Marketing, American
                                                       Express Asset Management (1982-
                                                       1984); Director of Marketing,
                                                       First Asset Management
                                                       (1979-1982); Marketing
                                                       Executive, Kemper Financial
                                                       Services (1975-1979).

---------------
(1) Member of the Audit Committee of the Board of Trustees.

(2) Member of the Governance and Nominating Committee of the Board of Trustees.

(3) Mr. Larson does not currently serve on the Board of Trustees. If he is elected at the Annual Meeting, his term will expire in 2007.

(4) Mr. Dalmaso may be deemed to be an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund on the basis of his position as an officer of Claymore Securities, Inc., the Fund's shareholder servicing agent, and his ownership interest in the parent company of that entity.

(5) Mr. Kohn is an "interested person" (as defined above) of the Fund on the basis of his former employment with the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser"), and certain of its affiliated entities (as disclosed above), his position as President of the Fund and his ownership of certain shares of common stock of Legg Mason, Inc., the Investment Adviser's parent company.

 * Each current Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a closed-end investment company, which is considered part of the same

    Fund Complex as the Fund. The Investment Adviser also serves as subadviser to Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund
    2. Mr. Larson does not currently oversee any other investment company in the Fund Complex.

     The following table states the dollar range of equity securities beneficially owned as of March 19, 2004 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."

                                                                               AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL FUNDS OVERSEEN OR TO
                                                                               BE OVERSEEN BY TRUSTEE
                                                                                OR NOMINEE IN FAMILY
                                                     DOLLAR RANGE OF EQUITY        OF INVESTMENT
NAME OF NOMINEE                                      SECURITIES IN THE FUND          COMPANIES
---------------                                      ----------------------   ------------------------
Peter C. Erichsen..................................          $1 - $10,000             $1 - $10,000
Michael Larson.....................................                    $0                       $0
Ronald A. Nyberg...................................          $1 - $10,000             $1 - $10,000
Ronald E. Toupin...................................                    $0                       $0
                                         Interested Trustees
Nicholas Dalmaso*..................................                    $0                       $0
Randolph L. Kohn*..................................                    $0                       $0

---------------

* As described above, Messrs. Dalmaso and Kohn are or may be deemed to be Interested Persons of the Fund.

     As of March 19, 2004, all Trustees, nominees for Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares on such date.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser, consisting of Messrs. Erichsen, Nyberg and Toupin. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Fund and, under certain circumstances, the Investment Adviser and certain affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A hereto.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                          Ronald E. Toupin (Chairman)
                                          Peter C. Erichsen
                                          Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser, consisting of Messrs. Erichsen, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which is included as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering

Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Mr. Larson was recommended to the Governance and Nominating Committee of the Board of Trustees for consideration as a nominee by management of the Investment Adviser. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter (see Appendix B to this Proxy Statement). The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Meetings. During 2003, the Board of Trustees held two meetings, the Audit Committee held one meeting and the Governance and Nominating Committee did not meet (although it did meet in January 2004). Each Trustee attended each of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings, and annual meetings are generally expected to be held in connection with a regularly scheduled meeting of the Board of Trustees in order to facilitate attendance.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, to the Fund's shareholder servicing agent, Claymore Securities, Inc., 210 N. Hale Street, Wheaton, IL 60187. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Trustees of the Fund who are affiliated persons of the Fund, the Investment Adviser, or Claymore Securities, Inc. receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $8,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $1,500 per year for serving in that capacity. Audit Committee members receive $500 for each meeting, and the Audit Committee Chairman receives an additional $1,500 annually. Other committee members receive $500 per meeting.

     It is estimated that the current Trustees will receive the amounts set forth in the following table for their services as Trustees during the fiscal year ending December 31, 2004. For the calendar year ended December 31, 2003, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of other funds in the same "Fund Complex."

                                                   PENSION OR                           TOTAL COMPENSATION
                               AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND AND
                           COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      ITS FUND COMPLEX
NAME OF PERSON                THE FUND(1)        FUND'S EXPENSES        RETIREMENT      PAID TO TRUSTEES(2)
--------------             -----------------   -------------------   ----------------   -------------------
Peter C. Erichsen........       $16,500                 0                   0                 $5,953
Ronald A. Nyberg.........       $15,000                 0                   0                 $5,408
Ronald E. Toupin.........       $16,500                 0                   0                 $5,953
                                                         Interested Trustees
Nicholas Dalmaso(3)......             0                 0                   0                      0
Randolph Kohn(3).........             0                 0                   0                      0

---------------

(1) Since the Fund has not completed a full fiscal year, compensation is estimated based upon future payments expected to be made by the Fund during the fiscal year ending December 31, 2004.

(2) Includes amounts actually received in 2003 from the Fund. Because Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, which is considered part of the same Fund Complex as the Fund, had not commenced operations in 2003, the Trustees did not receive compensation for serving on its Board of Trustees during 2003.

(3) As described above, Messrs. Dalmaso and Kohn are or may be deemed to be Interested Persons of the Fund.

     During 2003, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, Claymore Securities, Inc. or their respective affiliates.

     Required Vote. Election of each of Mr. Dalmaso and Mr. Larson to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Common Shares entitled to vote on the election of Trustees and present in person or represented by proxy at the Annual Meeting and the affirmative vote of a plurality of the Preferred Shares entitled to vote on the election of Trustees and present in person or represented by proxy at the Annual Meeting.

                     INFORMATION CONCERNING THE INVESTMENT
                        ADVISER AND THE FUND'S OFFICERS

     The Investment Adviser is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                             SHARES
                                             TERM OF OFFICE                               BENEFICIALLY
                        POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE           WITH FUND        OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 19, 2004
    ------------        ----------------   -------------------  -----------------------  --------------
Randolph L. Kohn          Trustee and      Served since August  See "Election of                --
Age: 57                    President       2003                 Trustees" on page 8
                                                                above.
Gregory B. McShea        Vice President    Served since August  Head of Compliance,             --
Age: 37                                    2003                 Western Asset
                                                                Management Company
                                                                (2003-present); Vice
                                                                President, Western
                                                                Asset/Claymore U.S.
                                                                Treasury Inflation
                                                                Protected Securities
                                                                Fund 2

                                                                                             SHARES
                                             TERM OF OFFICE                               BENEFICIALLY
                        POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE           WITH FUND        OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 19, 2004
    ------------        ----------------   -------------------  -----------------------  --------------
                                                                (2004-present).
                                                                Formerly: Associate
                                                                General Counsel and
                                                                Compliance Director,
                                                                Private Client Group,
                                                                Legg Mason Wood Walker,
                                                                Incorporated, a
                                                                brokerage firm ("LMWW")
                                                                (1997-2003).
Marie K. Karpinski       Treasurer and     Served since August  Vice President, LMWW            --
Age: 55                    Principal       2003                 (1992- present); Vice
                         Financial and                          President and Treasurer
100 Light Street       Accounting Officer                       of all Legg Mason
Baltimore, MD 21202                                             retail funds, open-end
                                                                investment companies
                                                                (1986-present); Vice
                                                                President and Treasurer
                                                                of Legg Mason Charles
                                                                Street Trust, Inc., an
                                                                open-end investment
                                                                company (1998-present);
                                                                Treasurer and Principal
                                                                Financial and
                                                                Accounting Officer of
                                                                Pacific American Income
                                                                Shares, Inc.
                                                                (closed-end investment

                                                                                             SHARES
                                             TERM OF OFFICE                               BENEFICIALLY
                        POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE           WITH FUND        OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 19, 2004
    ------------        ----------------   -------------------  -----------------------  --------------
                                                                company) (2001-
                                                                present), Western Asset
                                                                Funds, Inc.
                                                                (1990-present), Western
                                                                Asset Premier Bond Fund
                                                                (2001-present), and
                                                                Western Asset/ Claymore
                                                                U.S. Treasury Inflation
                                                                Protected Securities
                                                                Fund 2 (2004-present).
                                                                Formerly: Assistant
                                                                Treasurer of Pacific
                                                                American Income Shares,
                                                                Inc. (1988-2001).
Erin K. Morris             Assistant       Served since August  Assistant Vice                  --
Age: 37                    Treasurer       2003                 President of LMWW
                                                                (2002- present);
100 Light Street                                                Assistant Treasurer of
Baltimore, MD 21202                                             Legg Mason Income
                                                                Trust, Inc., Legg Mason
                                                                Cash Reserve Trust,
                                                                Legg Mason Tax Exempt
                                                                Trust, Inc. (open-end
                                                                investment companies),
                                                                Legg Mason Tax-Free
                                                                Income Fund, Pacific
                                                                American Income Shares,
                                                                Inc., Western Asset

                                                                                             SHARES
                                             TERM OF OFFICE                               BENEFICIALLY
                        POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE           WITH FUND        OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 19, 2004
    ------------        ----------------   -------------------  -----------------------  --------------
                                                                Funds, Inc., Western
                                                                Asset Premier Bond Fund
                                                                (2001-present), and
                                                                Western Asset/ Claymore
                                                                U.S. Treasury Inflation
                                                                Protected Securities
                                                                Fund 2 (2004-present);
                                                                Manager, Fund
                                                                Accounting, LMWW (2000-
                                                                present). Formerly:
                                                                Assistant Manager, Fund
                                                                Accounting, LMWW (1993-
                                                                2000).
Anne S. Kochevar           Secretary       Served since August  Managing Director,              --
Age: 40                                    2003                 Compliance, Claymore
                                                                Securities, Inc.
210 N. Hale Street                                              (2002-present) and
Wheaton, IL 60187                                               Claymore Advisors, LLC
                                                                (2003-present);
                                                                Secretary, Western
                                                                Asset/ Claymore U.S.
                                                                Treasury Inflation
                                                                Protected Securities
                                                                Fund 2 (2004-present)
                                                                and Dreman/Claymore
                                                                Dividend & Income Fund
                                                                (2003-present). Vice
                                                                President, TS&W/

                                                                                             SHARES
                                             TERM OF OFFICE                               BENEFICIALLY
                        POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE           WITH FUND        OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 19, 2004
    ------------        ----------------   -------------------  -----------------------  --------------
                                                                Claymore Tax-
                                                                Advantaged Balanced
                                                                Fund (2004-present).
                                                                Formerly: Advertising
                                                                Principal, Allstate
                                                                Financial Services
                                                                (2001-2002); Compliance
                                                                Coordinator, John
                                                                Nuveen & Company, Inc.
                                                                (2000-2001); Vice
                                                                President & Compliance
                                                                Director of: Van Kampen
                                                                Management Inc., an
                                                                investment advisory
                                                                firm (1999-2000); Van
                                                                Kampen Investments
                                                                (1992-2000); Van Kampen
                                                                Investment Advisory
                                                                Corp. (1999-2000); Van
                                                                Kampen Funds Inc.
                                                                (1999-2000); Van Kampen
                                                                Asset Management Inc.
                                                                (1999-2000); Van Kampen
                                                                Advisors
                                                                Inc.(1999-2000).

---------------

(1) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2005 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 1, 2005.

     Shareholders who wish to make a proposal at the 2005 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April 1, 2005.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2005 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than January 31, 2005 and no later than February 15, 2005.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Fund's officers and Trustees, the Investment Adviser, certain affiliates of the Investment Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2003, all such filing requirements were met, except with respect to Peter
H. Stutz, a portfolio manager employed by the Investment Adviser who, due to an administrative oversight, filed an initial Form 3 with respect to the Fund one day late. Mr. Stutz does not own Shares of the Fund.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, c/o Claymore Securities, Inc., 210 N. Hale Street, Wheaton, IL 60187 or you may call 866-233-4001.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending December 31, 2004, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to removal by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are currently expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table presents fees billed in the Fund's initial fiscal year (September 30, 2003 to December 31, 2003) for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED   AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------   ----------   ------------------   --------   --------------
December 31, 2003    $59,000          $14,000          $4,200         N/A

     "Audit Fees" represents fees billed for the Fund's initial fiscal year for professional services rendered for the audit of the Fund's seed financial statements and annual financial statements for that fiscal year and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     "Audit Related Fees" represents fees billed for the Fund's initial fiscal year for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for that year, including a review of rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for the Fund's initial fiscal year for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the Fund's initial fiscal year.

     For the Fund's initial fiscal year ended December 31, 2003, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amount of $901,550 to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in August 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. The percentage of "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above that were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c) was zero.

     PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's initial fiscal year.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since the Fund's inception to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or, even if a quorum is so present, in the event that sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          Anne S. Kochevar, Secretary

March 31, 2004

                                                                      APPENDIX A

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                          PROTECTED SECURITIES FUND 2

                            AUDIT COMMITTEE CHARTER
                             AS OF JANUARY 20, 2004

     The Board of Trustees (the "Board") of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a "Fund" and, collectively, the "Funds") has adopted this Charter to govern the activities of the Audit Committee of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

          (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

          (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

          (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (d) to act as a liaison between the Fund's independent auditors and the full Board; and

          (e) to prepare the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statement of the Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

          (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

          (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of Claymore Advisors, LLC and Western Asset Management Company (each a "Manager"), as applicable, thereto; and
     (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

          (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (e) discuss with management the Fund's semi-annual financial statements, including, any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies;

     (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
     (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

          (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

          (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

          (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

          (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

          (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

          (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

          (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

          (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

          (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

          (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Manager as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Manager(s) or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Manager(s) to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The performance of the Audit Committee shall be reviewed at least annually by the Board.

                                                                      APPENDIX B

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                          PROTECTED SECURITIES FUND 2

                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                             AS OF JANUARY 20, 2004

Purposes and Organization

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

---------------

(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s),
(iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                            (AS OF JANUARY 20, 2004)

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

          1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

          2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

          3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
     (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;
     (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                                                      3643-PS-04

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND


Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 3, 2004.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

                                  DETACH HERE
--------------------------------------------------------------------------------

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                 COMMON SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 3, 2004

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea and Anne S. Kochevar and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 3, 2004, at 11:30 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] Please mark
    vote as in
    this example


WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

1.    Election of Class I Trustees.

      (01) NICHOLAS DALMASO
      (02) MICHAEL LARSON

      FOR [ ]         [ ] WITHHELD
      ALL             FROM ALL
      NOMINEES        NOMINEES

      [ ] For all nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS I TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.



Signature: --------------------------------- Date: -----------


Signature: --------------------------------- Date: -----------

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND


Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detached it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 3, 2004.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund


                                  DETACH HERE

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                PREFERRED SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 3, 2004

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea and Anne S. Kochevar, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 3, 2004, at 11:30 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] Please mark
    vote as in
    this example


WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND


1.    Election of Class I Trustees.

      (01) NICHOLAS DALMASO
      (02) MICHAEL LARSON

      FOR [ ]             [ ] WITHHELD
      ALL                 FROM ALL
      NOMINEES            NOMINEES

      [ ] For all nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS I TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.



Signature: --------------------------------- Date: -----------


Signature: --------------------------------- Date: -----------